                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

 Check the appropriate box:                    [ ] Confidential, for Use of the
 [ ] Preliminary Proxy Statement                   Commission Only (as permitted
 [X] Definitive Proxy Statement                    by Rule 14a-6(e)(2))
 [ ] Definitive Additional Materials
 [ ] Soliciting Material Pursuant to 9 Rule 240.14a-11(c) or [ ] Rule 240.14a-12

                              WSI Industries, Inc.

--------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  $125 per Exchange Act Rule o-11(c)(1)(ii), 14a-6(i)(1) or Item 22(a)(2) of
     Schedule 14A

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                   [WSI LOGO]

                              WSI INDUSTRIES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 JANUARY 6, 2000

     Notice is hereby given that the Annual Meeting of Shareholders of WSI Industries, Inc. (the "Company") will be held at the Radisson Plaza Hotel located at 35 South Seventh Street, Minneapolis, Minnesota, on Thursday, January 6, 2000, at 3:30 p.m., local time, for the following purposes:


     1. To elect six directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected.

     2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on November 8, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                          By Order of the Board of Directors

                          GERALD E. MAGNUSON, SECRETARY

Minneapolis, Minnesota
December 1, 1999

     TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF SHAREHOLDERS, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE. THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY.

                                   [WSI LOGO]

                              WSI INDUSTRIES, INC.

                                 PROXY STATEMENT
                                 ---------------

     This Proxy Statement is furnished to the shareholders of WSI Industries, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held on January 6, 2000, or any adjournment or adjournments thereof. The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, telegraph or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company's Common Stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

     Any proxy may be revoked at any time before it is voted by written notice to the Secretary of the Company, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the Annual Meeting; but if not revoked, the shares represented by such proxy will be voted. The Company's offices are located at 2605 W. Wayzata Boulevard, Long Lake, Minnesota 55356, and its telephone number is (612) 473-1271. The mailing of this proxy statement to shareholders of the Company commenced on or about December 1, 1999.

     The Company currently has only one class of securities, Common Stock, of which 2,458,429 shares were issued and outstanding and entitled to vote at the close of business on November 8, 1999. Each share is entitled to one vote and shareholders have cumulative voting rights in connection with the election of directors in the event any shareholder gives written notice of intent to cumulate votes to any officer of the Company before the meeting or to the presiding officer at the meeting. A shareholder may cumulate votes for the election of directors by multiplying the number of votes to which the shareholder may be entitled by six (the number of directors to be elected) and casting all such votes for one nominee or distributing them among any two or more nominees. Only shareholders of record at the close of business on November 8, 1999, will be entitled to vote at the meeting. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.

     Under Minnesota law, each item of business properly presented at a meeting of shareholders generally must be approved by the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business. However, if the shares present and entitled to vote on that item of business would not constitute a quorum for the transaction of business at the meeting, then the item must be approved by a majority of the voting power of the minimum number of shares that would constitute such a quorum. Votes cast by proxy or in person at the Annual Meeting of Shareholders will determine whether or not a quorum is present. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of the matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

                        SECURITY OWNERSHIP OF PRINCIPAL
                          SHAREHOLDERS AND MANAGEMENT

     The following table includes information as of November 8, 1999, concerning the beneficial ownership of Common Stock of the Company by (i) shareholders known to the Company to hold more than five percent of the Common Stock of the Company, (ii) each of the directors of the Company, (iii) each executive officer named in the table on page 4 and (iv) all officers and directors of the Company as a group. Unless otherwise indicated, all beneficial owners have sole voting and investment power over the shares held.



NAME AND ADDRESS                                                   PERCENT
OF BENEFICIAL OWNER                             AMOUNT(1)         OF CLASS
-------------------                             ------            --------

Paul Baszucki(2)                                  7,750              *
Melvin L. Katten(2)                              52,550             2.14%
Gerald E. Magnuson(2)                            11,090              *
George J. Martin(2)                              50,125             2.04%
Eugene J. Mora(2)                                 7,750              *
Michael J. Pudil(2)(3)                          178,501             6.80%
All Officers and Directors                      313,066            11.83%
  as a Group (7 persons)

-------------------

*    Less than one percent.

(1) Includes shares which may be purchased within sixty days from the date hereof pursuant to outstanding stock options in the amount of 4,750 shares for each of Messrs. Baszucki, Katten, Magnuson, Martin and Mora; 170,001 shares for Mr. Pudil; and 198,751 shares for all officers and directors as a group.


(2)  Serves as a director of the Company and has been nominated for re-election.

(3) Serves as an executive officer of the Company and appears in the table on page 4 hereof.


                            1. ELECTION OF DIRECTORS

     Six directors will be elected at the Annual Meeting to serve until the next annual meeting of shareholders or until their successors are elected. The Board of Directors has nominated for election the six persons named below. All of the nominees are currently directors of the Company and all were elected by the shareholders at the 1999 Annual Meeting of Shareholders. It is anticipated that proxies will be voted for such nominees, and the Board of Directors has no reason to believe any nominee will not continue to be a candidate or will not be able to serve as a director if elected. In the event that any nominee named below is unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute or additional nominees as the Board of Directors may propose.

     The names and ages of the nominees, their principal occupations and other information is set forth below, based upon information furnished to the Company by the nominees.



                                     PRINCIPAL OCCUPATION                                    DIRECTOR
NAME AND AGE                         AND OTHER DIRECTORSHIPS                                  SINCE
------------                         -----------------------                                 --------
Paul Baszucki (59)                   Chairman of Norstan, Inc., Minnetonka, Minnesota          1988
                                     (technology); Director of Norstan, Inc. and G&K
                                     Services, Inc.


Melvin L. Katten (63)                Senior Partner of Katten Muchin & Zavis,                  1985
                                     Chicago, Illinois (law firm).

Gerald E. Magnuson (69)              Retired Partner of Lindquist & Vennum P.L.L.P.,           1962
                                     Minneapolis, Minnesota (law firm); Secretary of
                                     the Company; Director of PremiumWear, Inc.,
                                     Research, Incorporated and Sheldahl, Inc.

George J. Martin (62)                Chairman of the Company; Private Consultant;              1983
                                     prior to October 1995, President, Chief
                                     Executive Officer and Chairman of PowCon
                                     Incorporated (manufacturer of electronic welding
                                     systems).

Eugene J. Mora (64)                  Private Investor; prior to October 4, 1996,               1985
                                     President, Chief Executive Officer and Director
                                     of Amserv Healthcare Inc., LaJolla, California
                                     (provider of home care services to individuals).
                                     Director of PRIDESTAFF, Inc.

Michael J. Pudil (51)                President and Chief Executive Officer of the              1993
                                     Company; Prior to November 1993, Vice President
                                     and General Manager of Remmele Engineering,
                                     Inc., St. Paul, Minnesota (contract machining).

--------------------

     The Board of Directors met six times during fiscal 1999. Each current director attended 75% or more of the meetings of the Board of Directors and any committee on which he served.

     The Company has two standing committees, the Compensation Committee and the Audit Committee. The Compensation Committee, which met three times during the last fiscal year, is currently comprised of Messrs. Magnuson (Chair), Baszucki and Katten. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding salaries, compensation and benefits of officers and key employees.

     The Audit Committee, which met one time during the last fiscal year, is currently comprised of Messrs. Mora (Chair), Baszucki and Katten. Among other duties, the Audit Committee reviews the internal and external financial reporting of the Company, reviews the scope of the independent audit and considers comments by the auditors regarding internal controls and accounting procedures and management's response to those comments.

     The Company does not have a nominating committee. However, the Company's Bylaws provide that a notice of proposed shareholder nominations for the election of directors must be timely given in writing to the Secretary of the Company prior to the meeting at which directors are to be elected. To be timely, the notice must be given by such shareholders to the Secretary of the Company not less than 45 days nor more than 75 days prior to the date corresponding to the date of mailing of the proxy materials for the previous year's Annual Meeting. The notice to the Company from a shareholder who intends to nominate a person at the meeting for election as a director must contain certain information about such shareholder and the person(s) nominated by such shareholder, including, among other things, the name and address of record of such shareholder, a representation that the shareholder is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting, the name, age, business and residence addresses and principal occupation of each nominee, a description of all arrangements or understandings between the shareholder and each nominee, such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee(s), and the consent of each nominee to serve as a director if so elected. The Company may also require any proposed nominee to furnish other information reasonably required by the Company to determine the proposed nominee's eligibility to serve as director. If the presiding officer of a meeting of shareholders determines that a person was not nominated in accordance with the foregoing procedure, such person will not be eligible for election as a director.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table shows, for the fiscal years ending August 29, 1999, August 30, 1998 and August 31, 1997, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to Michael Pudil, the Company's President and Chief Executive Officer. Other than Mr. Pudil, the Company did not have any executive officers whose total cash compensation exceeded $100,000 during fiscal year 1999:

                           SUMMARY COMPENSATION TABLE


                                                                        LONG TERM
                                                                       COMPENSATION
                                                                       ------------
                                              ANNUAL COMPENSATION         AWARDS
                                              --------------------      ----------
                                                                        SECURITIES
                                                                        UNDERLYING           ALL OTHER
NAME AND PRINCIPAL POSITION        YEAR        SALARY        BONUS       OPTIONS          COMPENSATION(1)
---------------------------        ----        ------        -----       --------         ---------------

Michael J. Pudil                   1999       $194,602      $  --         20,000              $2,292
 President and                     1998        182,977       91,488            0               2,131
 Chief Executive Officer           1997        176,021       86,350       70,000               2,459



(1)  These amounts represent Company's matching contributions to the Company's 401(k) plan on behalf of such employee.


OPTION GRANTS IN FISCAL YEAR 1999

     The following table contains information concerning the grant of stock options under the Company's 1987 and 1994 Stock Option Plans to Mr. Pudil as of the end of fiscal year 1999.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR


                                   INDIVIDUAL
----------------------------------------------------------------------------------------------------------------------------
GRANTS

                                                                                                   POTENTIAL REALIZABLE VALUE
                            NUMBER OF          % OF TOTAL                                           AT ASSUMED ANNUAL RATES OF
                            SECURITIES        OPTIONS/ SARs                                        STOCK PRICE APPRECIATION FOR
                            UNDERLYING         GRANTED TO     EXERCISE OR                                  OPTION TERM
                          OPTIONS/ SARs       EMPLOYEES IN    BASE PRICE      EXPIRATION          -----------------------------
NAME                        GRANTED           FISCAL YEAR       ($/Sh)           DATE                5%                  10%
----                      -------------       ------------    -----------     ----------          ---------           --------

Mike Pudil                    20,000              31%             $5.50       01/07/09             $69,200            $175,300
------------------


OPTION EXERCISES AND HOLDINGS

     The following table sets forth information with respect to Mr. Pudil, concerning the exercise of options during the last fiscal year and unexercised options held as of the end of fiscal year 1999:

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES



                                                                  NUMBER OF SECURITIES          VALUE OF UNEXERCISED IN-THE-
                                                                 UNDERLYING UNEXERCISED              MONEY OPTIONS/SARs
                                                                 OPTIONS/SARS AT FY-END                 AT FY-END (1)
                      SHARES ACQUIRED                         -----------------------------     ----------------------------
NAME                    ON EXERCISE       VALUE REALIZED      EXERCISABLE     UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
----                  ---------------     --------------      -----------     -------------     -----------    -------------
Michael J. Pudil             0                  0               170,001          29,999          $131,250           ---

----------------
(1)  Based on a per share price of $3.4375,  which was the closing sale price of the Company's  Common Stock on August 27, 1999, the last trading day of the Company's fiscal year.

PENSION PLAN

     The Company has a pension plan for non-union employees of the Company, including executive officers. The plan provides benefits to all eligible employees and is applicable to executive officers on the same basis as other employees. Employees must not be eligible for benefits under that part of the Company's pension plan covering union employees and must have completed five years of service to be eligible for retirement benefits. Retirement benefits are calculated based upon a five-year average of annual salary rates being paid prior to retirement, all as defined in the plan. On October 21, 1999, the Company's Board of Directors voted to terminate the plan effective January 31, 2000. After January 31, 2000, the plan's assets will be frozen until the Company receives the necessary approvals to distribute such assets to the plan's participants. The following table* shows the payments that would be made, after deduction of Social Security benefits, under the Company's pension plan for non-union employees, given the years of service and compensation set forth below based on a retirement age of 65:


     FIVE-YEAR    ANNUAL PENSION UPON RETIREMENT WITH YEARS OF SERVICE INDICATED
   AVERAGE BASIC ---------------------------------------------------------------
   COMPENSATION        10           15         20          25          30
--------------------------------------------------------------------------------
      $50,000        $5,016       $7,525     $10,033     $12,541     $15,049

       75,000         8,516       12,775      17,033      21,291      25,549

      100,000        12,016       18,025      24,033      30,041      36,049

      125,000        15,516       23,275      31,033      38,791      46,549

      150,000        19,016       28,525      38,033      47,541      57,049

      175,000        20,416       30,625      40,833      51,041      61,249

[FN]
* Under the current tax laws, compensation in excess of $160,000 may not be taken into account under the Company's pension plan. The $160,000 amount is subject to adjustment by the Secretary of the Treasury in $10,000 increments for increases in the cost of living.

BOARD COMPENSATION COMMITTEE REPORT

     Decisions on compensation of the Company's executives are generally made by the Compensation Committee of the Board consisting of Messrs. Baszucki, Katten and Magnuson (Chair). All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board. Pursuant to rules designed to enhance disclosure of companies' policies toward executive compensation, set forth below is a report submitted by the Compensation Committee addressing the Company's compensation policies for fiscal year 1999 as they affected Mr. Pudil, the Company's President and Chief Executive Officer and the other executive officers.

     Compensation Policies Toward Executive Officers. The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual and long-term performance goals, reward above-average corporate performance, recognize individual initiative and achievements and assist the Company in attracting and retaining qualified executives. The Company's executive compensation has historically consisted of three components: (i) base salaries,
(ii) stock options and (iii) cash bonuses paid out pursuant to annual profitability-based plans. The Compensation Committee has historically established the base salaries of each executive officer utilizing compensation surveys, performance against defined goals and longevity with the Company. With respect to cash bonuses, the Compensation Committee has historically established on an annual basis certain profitability targets and performance objectives at the beginning of each fiscal year, pursuant to which cash performance bonuses of up to 50% of an executive officer's base salary can be paid. The Company has also used stock option grants as a key ingredient of its executive compensation plans, reflecting the Compensation Committee's position that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value. In order to direct the Company's executives toward steady growth and to retain the executive's services, the stock options granted are exercisable over a ten-year period and vest over periods of up to 36 months.

     Relationship of Performance Under the Compensation Plans. In fiscal year 1999, no bonuses were paid to officers and key employees. However, the Company granted stock options to key employees in order to focus the Company's key employees, including the Named Executive, on long-term Company performance which results in improvement in shareholder value and provides earning potential to the executives.

     At various times in the past the Company has adopted certain broad-based employee benefit plans in which the Company's executive officers have been permitted to participate. Benefits under these plans are not directly or indirectly tied to Company performance.

     Chief Executive Officer Compensation. The compensation package for Michael
J. Pudil, the Company's Chief Executive Officer, was set by the Board of Directors. The compensation for Mr. Pudil was determined by using a process and philosophy similar to that used for all executives. In fiscal 1999, Mr. Pudil did not receive a bonus.

            SUBMITTED BY THE COMPENSATION COMMITTEE OF THE COMPANY'S
                               BOARD OF DIRECTORS:

                Paul Baszucki Melvin L. Katten Gerald E. Magnuson

     The preceding report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "1933 Act") or the Securities Exchange Act of 1934 (the "1934 Act"), except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Magnuson, a director and a member of the Compensation Committee and the Company's Secretary, is retired from the law firm of Lindquist & Vennum P.L.L.P. which was paid for legal services rendered to the Company during the last fiscal year. Mr. Magnuson receives no financial benefit on account of amounts paid by the Company to Lindquist & Vennum P.L.L.P. for such services. It is anticipated that Lindquist & Vennum P.L.L.P. will continue to perform legal services for the Company during the current fiscal year.

PERFORMANCE GRAPH

     The Securities and Exchange Commission requires that the Company include in this Proxy Statement a line graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with a broad market index and either a nationally-recognized industry standard or an index of peer companies selected by the Company. The Company has chosen to use the Nasdaq Stock Market (U.S. Companies) Index as its broad market index and the Nasdaq Non-Financial Stock Index as its peer group index. The table below compares the cumulative total return as of the end of each of the Company's last five fiscal years on $100 invested as of August 28, 1994 in the common stock of the Company, the Nasdaq Stock Market Index and the Nasdaq Non-Financial Stock Index, assuming the reinvestment of all dividends:

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

             [COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN CHART]



                             AUG. 28,   AUG. 27,    AUG. 25,    AUG. 31,     AUG. 30,    AUG. 27,
                               1994       1995        1996        1997         1998        1999
                             --------   --------    --------    --------     --------    --------
WSI, Industries Inc.           $100     $150.000    $122.727    $209.091     $240.909    $125.000

Nasdaq Stock Market (U.S.)     $100     $134.670    $151.883    $211.911     $200.471    $371.407

Nasdaq Non-Financial Stocks    $100     $136.694    $150.996    $207.258     $192.705    $372.910


     Since the Company's fiscal year ends on the last Sunday of August each year, data in the above table reflects market values for the Company's stock as of the close of trading on the Friday preceding the Company's fiscal year end for each year presented but reflects market values for the Nasdaq indices as of August 31 of each year.

DIRECTOR COMPENSATION

     Directors who are not employees of the Company (currently all directors except Mr. Pudil) were paid an annual retainer of $5,000 for calendar year 1998 and will be paid an annual retainer of $5,000 for calendar year 1999. Each non-employee director is paid a fee of $500 for each meeting of the Board of Directors or any Committee attended, except that no payments are made for Committee meetings which immediately precede or follow a Board meeting. Mr. Martin receives an additional annual retainer of $25,000 for serving as the Company's Chairman. Mr. Magnuson receives an additional annual retainer of $4,000 for serving as the Company's Secretary.

     Each non-employee member of the Board of Directors receives at the time of election or re-election to the Board by the shareholders an option to purchase 2,000 shares of the Company's Common Stock at a purchase price equal to the fair market value of the Company's Common Stock on the date of such election or reelection. The term of each director option is five years, unless the director leaves the Board, in which event his option expires within 30 days of leaving the Board. Each director option is exercisable in installments of 25% per year beginning six months after the date of grant.

     The Company established a retirement program in 1982 for directors not covered by any other retirement plan of the Company which provides for the payment of an annual benefit equal to the annual retainer paid to directors during the full fiscal year preceding retirement. The retirement benefit, which is payable to directors who have served five years or more, commences at the time the retired director becomes 65 years old or later retires, and is subject to proportionate reduction if the director has served the Company less than 15 years. The maximum number of years that the benefit is payable is 10 years.

EMPLOYMENT AGREEMENTS

     On January 9, 1997, the Company amended the employment agreement with Michael J. Pudil pursuant to which Mr. Pudil is employed as the Company's President and Chief Executive Officer. The agreement has a two-year term and automatically renews for successive two-year terms unless either party provides written notice to the other party of nonrenewal at least six months in advance of the expiration of any two-year term. The agreement provides that in the event of the termination of Pudil's employment for good reason or in the event of termination of Pudil's employment without good cause, payments of Pudil's base salary and the employer share of benefit premiums shall continue for eighteen months, provided however that in the event of the termination of Pudil's employment following a change in control of WSI, Pudil shall be entitled to receive the compensation and benefits set forth in the change in control agreement. On October 18, 1995, the Company entered into a change in control agreement with Mr. Pudil. This agreement provides, among other things, for a lump-sum cash severance payment equal to approximately three times the average annual compensation over the preceding five years plus certain fringe benefits under certain circumstances following a "change of control" of the Company. In general, a change in control would occur when there has been any change in the controlling persons reported in the Company's proxy statements, when 20% or more of the Company's outstanding voting stock is acquired by any person, when current members of the Board of Directors or their successors elected or nominated by such members cease to constitute at least 75% of the Board of Directors, when the Company merges or consolidates with or sells substantially all its assets to any person or entity, or when the Company's shareholders vote to liquidate or dissolve the Company. However, a "change in control" would not occur if any of these events is authorized, approved or recommended by the Board of Directors. This agreement also prohibits disclosure of confidential information concerning the Company and requires disclosure and assignment of inventions, discoveries and other works relating to employment. If a change in control had occurred at the end of fiscal year 1999, Mr. Pudil would have been entitled to the approximate payment of $711,000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. These insiders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file, including Forms 3, 4 and 5.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended August 29, 1999 all Section 16(a) filing requirements applicable to its insiders were complied with, except George Martin who failed to file a Form 4 in a timely manner.

                                    AUDITORS

     A representative of Ernst & Young LLP is expected to be present at the Meeting, will be given an opportunity to make a statement and will be available to answer appropriate questions.

                  SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     The proxy rules of the Securities and Exchange Commission permit shareholders of the Company, after timely notice to the Company, to present proposals for shareholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by Company action in accordance with the Commission's proxy rules. The next annual meeting of the shareholders of the Company is expected to be held on or about January 4, 2001 and proxy materials in connection with that meeting are expected to be mailed on or about December 1, 2000. Shareholder proposals prepared in accordance with the Commission's proxy rules must be received at the Company's corporate office on or before August 2, 2000, in order to be considered for inclusion in the Board of Directors' Proxy Statement and proxy card for the 2001 Annual Meeting of Shareholders. Any such proposals must be in writing and signed by the shareholder.

     The Bylaws of the Company establish an advance notice procedure with regard to (i) certain business to be brought before an annual meeting of shareholders of the Company and (ii) the nomination by shareholders of candidates for election as directors.

     PROPERLY BROUGHT BUSINESS. The Bylaws provide that at the annual meeting only such business may be conducted as is of a nature that is appropriate for consideration at an annual meeting and has been either specified in the notice of the meeting, otherwise properly brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the meeting by a shareholder who has given timely written notice to the Secretary of the Company of such shareholder's intention to bring such business before the meeting. To be timely, the notice must be given by such shareholder to the Secretary of the Company not less than 45 days nor more than 75 days prior to a date corresponding to the date of mailing of the proxy materials for the previous year's annual meeting. Notice relating to the conduct of such business at an annual meeting must contain certain information as described in the Company's Bylaws, which are available for inspection by shareholders at the Company's principal executive offices pursuant to Section 302A.461, subd. 4 of the Minnesota Statutes. Nothing in the Bylaws precludes discussion by any shareholder of any business properly brought before the annual meeting in accordance with the Company's Bylaws.

     SHAREHOLDER NOMINATIONS. The Bylaws provide that a notice of proposed shareholder nominations for the election of directors must be timely given in writing to the Secretary of the Company prior to the meeting at which directors are to be elected. To be timely, the notice must be given by such shareholder to the Secretary of the Company not less than 45 days nor more than 75 days prior to a date corresponding to the date of mailing of the proxy materials for the previous year's annual meeting. The notice to the Company from a shareholder who intends to nominate a person at the meeting for election as a director must contain certain information as described in the Company's Bylaws, which are available for inspection by shareholders as described above. If the presiding officer of a meeting of shareholders determines that a person was not nominated in accordance with the foregoing procedure, such person will not be eligible for election as a director.
                                       10

                                     GENERAL

     The Board of Directors of the Company knows of no matters other than the foregoing to be brought before the meeting. However, the enclosed proxy gives discretionary authority in the event that any additional matters should be presented.

     The Company's Annual Report to Shareholders for the fiscal year ended August 29, 1999 is being mailed to shareholders with this Proxy Statement. Shareholders may receive without charge a copy of the Company's Annual Report on Form 10-K, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission, by writing to: WSI Industries, Inc., 2605 West Wayzata Boulevard, Long Lake, Minnesota 55356, Attention: Paul D. Sheely, or by calling the Company at (612) 473-1271.



                                             By Order of the Board of Directors,



                                             Gerald E. Magnuson, Secretary

                              WSI INDUSTRIES, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 6, 2000

        The undersigned hereby appoints George J. Martin, Gerald E. Magnuson, Michael J. Pudil, or any of them, as proxies with full power of substitution to vote all shares of stock of WSI Industries, Inc. of record in the name of the undersigned at the close of business on November 8, 1999 at the Annual Meeting of Shareholders to be held in Minneapolis, Minnesota on January 6, 2000, or at any adjournment or adjournments, hereby revoking all former proxies.

    (1) [ ]  ELECTION    [ ]  WITH AUTHORITY to vote for  [ ] WITHHOLD AUTHORITY
             OF               all nominees listed below       to vote for all
             DIRECTORS:       (except as marked to the        nominees listed
                              contrary).                      below.


       (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
          STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

                      Paul Baszucki, Melvin L. Katten,
      Gerald E. Magnuson, George J. Martin, Eugene J. Mora, Michael J. Pudil

    (2)  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY
                    OTHER MATTERS COMING BEFORE THE MEETING.


         (Continued, and TO BE DATED AND SIGNED on the reverse side)